UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2022

CAPSTAR FINANCIAL HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Tennessee	001-37886	81-1527911
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Demonbreun Street, Suite 700
Nashville, Tennessee		37203
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 615 732-6400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	CSTR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 11, 2022, CapStar Financial Holdings, Inc. (the "Company") announced that Michael J. Fowler resumed his role as Executive Vice President, Chief Financial Officer. See the Company’s Current Report on Form 8-K dated February 11, 2022 and filed with the U.S. Securities and Exchange Commission on February 11, 2022, which is incorporated herein by reference.

On February 25, 2022, the Company appointed Jeffrey L. Moody, as the Company’s Principal Accounting Officer. Mr. Moody joined the company in 2019 and has served as the Company's Controller since 2020. Mr. Moody is an experienced financial executive with over 14 years of financial institution accounting experience, serving most recently as Business Unit Controller - Global Subsidiaries at Silicon Valley Bank from 2013 to 2019.

Mr. Moody holds a bachelor's degree in Accounting and Master of Accountancy from Southern Utah University.

Mr. Moody will receive an annual salary of $165,000, and will be eligible to participate in the Company‘s corporate incentive plan. Mr. Moody will also be eligible to participate in all of the Company’s benefit plans (health, vision, dental, life insurance, and short and long-term disability), as well as enrollment in the Company‘s 401(k) plan.

Mr. Moody does not have any family relationships with any director, executive officer, or person nominated to become a director or executive officer of the Company and there are no arrangements or understandings between Mr. Moody and any other person pursuant to which Mr. Moody was appointed as Principal Accounting Officer of the Company. There are no transactions in which Mr. Moody had or will have an interest that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CAPSTAR FINANCIAL HOLDINGS, INC.

Date:	March 2, 2022	By:	/s/ Timothy K. Schools
Timothy K. Schools Chief Executive Officer